Exhibit 99.1

Press Release

For Immediate Release

Media Relations Contact: Investor Relations Contact:

Dave Mellin William Davis

+1 720-840-4788 +1 312-517-5725

dmellin@gogoair.com wdavis@gogoair.com

Appellate Court Upholds District Court Denial of SmartSky’s Attempt to Prevent Gogo Business Aviation from Selling its 5G Solution

BROOMFIELD, Colo. – Jan. 31, 2024 – Gogo Business Aviation (NASDAQ: GOGO) today announced that the United States Court of Appeals for the Federal Circuit has upheld the decision by the United States District Court for the District of Delaware denying SmartSky Networks’ motion for preliminary injunction against Gogo Business Aviation to keep it from selling its Gogo 5G product.

The Delaware court found that SmartSky failed to establish that it is likely to succeed on the merits of its claims, and that it is likely to suffer irreparable harm if a preliminary injunction is not granted. The reviewing court—the Federal Circuit—affirmed that decision.

“The District Court found that SmartSky failed to establish that it is likely to succeed on the merits of its claims, and we agree,” said Oakleigh Thorne, Gogo’s CEO. “We will continue to vigorously defend Gogo against SmartSky’s patent infringement claims. We remain steadfast in our belief that we do not infringe upon the patents in question and expect to ultimately prevail. We remain focused on successfully launching Gogo 5G and delivering improved performance for our business aviation customers in 2024 and beyond.”

About Gogo

Gogo is the world’s largest provider of broadband connectivity services for the business aviation market. We offer a customizable suite of smart cabin systems for highly integrated connectivity, in-flight entertainment, and voice solutions. Gogo’s products and services are installed on thousands of business aircraft of all sizes and mission types from turboprops to the largest global jets, and are utilized by the largest fractional ownership operators, charter operators, corporate flight departments and individuals.

As of Sept. 30, 2023, Gogo reported 7,150 business aircraft flying with its broadband ATG systems onboard, 3,784 of which are flying with a Gogo AVANCE L5 or L3 system; and 4,395 aircraft with narrowband satellite connectivity installed. Connect with us at www.gogoair.com.

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Cautionary Note Regarding Forward-Looking Statements

Certain disclosures in this press release include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, without limitation, statements regarding our business and financial outlook, the ongoing litigation against SmartSky and the anticipated launch of Gogo 5G. When used in this discussion, the words "continue," "expect," “remain,” “beyond,” and the negative of these or similar terms and phrases are intended to identify forward-looking statements in this press release.

Forward-looking statements reflect our current expectations regarding future events, results or outcomes, including the launch of AVANCE LX5 and Gogo 5G. These expectations may or may not be realized. Although we believe the expectations reflected in the forward-looking statements are reasonable, we can give you no assurance these expectations will prove to have been correct. Some of these expectations may be based upon assumptions, data or judgments that prove to be incorrect. Actual events, results and outcomes may differ materially from our expectations due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others, our ability to defend Gogo against SmartSky’s claims; our ability to develop and deploy Gogo 5G, Global Broadband or other next generation technologies; the ability of our subcontractor to remedy the error in the non-5G component of the chip, which has delayed the deployment of Gogo 5G to its expected launch date; our ability to deliver the expected performance capabilities of any new technology, including, without limitation, AVANCE LX5; and other events beyond our control that may result in unexpected adverse operating results.

Additional information concerning these and other factors can be found under the caption "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 2022, as filed with the Securities and Exchange Commission on February 28, 2023, and in our quarterly report on Form 10-Q as filed with the SEC on May 3, 2023.

Any one of these factors or a combination of these factors could materially affect our financial condition or future results of operations and could influence whether any forward-looking statements contained in this report ultimately prove to be accurate. Our forward-looking statements are not guarantees of future performance, and you should not place undue reliance on them. All forward-looking statements speak only as of the date made and we undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.